FIRST QUARTER 2024 FINANCIAL RESULTS May 24, 2024

2© 2024 Infinera. All rights reserved. Safe Harbor This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; capacity growth; market adoption of coherent optical engines; the potential for Infinera’s pluggables to drive market expansion, increase Infinera’s profitability and gross margins and improve Infinera’s competitiveness in the future; Infinera’s business and growth strategy and related expectations; and debt maturity schedule. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, among other things, continued demand growth for network capacity; the level and timing of customer capital spending and the impact on customer demand from customers holding excess inventory beyond normalized levels; delays in the development, introduction or acceptance of new products or updates to existing products; supply chain issues, including delays, shortages and increased costs; Infinera's dependency on sole source, limited source or high-cost suppliers; aggressive business tactics by competitors and new entrants; Infinera's ability to compete in a highly competitive market; product performance problems; the effects of the macroeconomic environment on Infinera’s business, stock price and personnel; Infinera's ability to identify, attract, upskill and retain qualified personnel; the extent to which public health emergencies could materially and adversely affect our business operations, financial performance, results of operations, financial position, stock price and personnel; Infinera's relationships with contract manufacturers and third-party partners; Infinera’s reliance on key customers; the effects of customer and supplier consolidation; the complexity of Infinera’s manufacturing processes for its optical engine and other products; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera's manufacturing requirements or customer demand; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures; the partial or complete loss of Infinera's manufacturing facilities, a reduction in yield of PICs or an inability to scale to meet customer demands; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the adverse impact of inflation and high interest rates; Infinera's ability to service its debt obligations and pursue its strategic plan; the impacts of any restructuring plans or other strategic efforts on our business; the outcome of research and development investments and initiatives; risks and compliance obligations relating to Infinera's international operations as well as actions by the U.S. or foreign governments; Infinera’s effective tax rate, which may increase or fluctuate; foreign currency fluctuations; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera's convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera's ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera's control, such as natural disasters, violence or other catastrophic events that could harm Infinera's operations; Infinera’s ability to remediate its material weaknesses and to maintain an effective system of internal controls; Infinera's ability to maintain effective disclosure controls and procedures; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera's periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 30, 2023, as filed with the SEC on May 17, 2024, and its Quarterly Report on Form 10-Q for the quarter ended March 30, 2024, as filed with the SEC on May 24, 2024, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes non-GAAP financial measures such as non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP diluted EPS and free cash flow. We present non- GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the Appendix to this presentation for reconciliations to the most comparable GAAP financial measures. Forward Looking Statements

Q1'24 Highlights

FINANCIALS

BOOKINGS UP YoY; CONSISTENT WITH EXPECTATIONS

MARGINS AND EPS WITHIN OUTLOOK RANGE

$16M OF FREE CASH FLOW (FCF*) GENERATION

SOLUTIONS

800G ZR/ZR+ ICE-X PLUGGABLE WIN WITH A MAJOR ICP

NEXT-GEN GX OPEN LINE SYSTEM WIN WITH A MAJOR ICP

GX ICE7-BASED SUBSEA WIN WITH MAJOR ICP

CUSTOMER SUCCESS

SIGNIFICANT AND HISTORIC WINS WITH ICPs ACROSS PLUGGABLES & GX PORTFOLIO

3 NEW MOFN CUSTOMERS SUPPORTING MULTIPLE ICPs

WINS WITH EMEA WHOLESALE PROVIDER & MAJOR U.S. SERVICE PROVIDER

VALUE DRIVERS

WINNING STRATEGY

U.S.-BASED SEMICONDUCTOR FAB & PACKAGING VERTICAL INTEGRATION FACILITIES

SUPPLY CHAIN SECURITY

COMPELLING TARGET BUSINESS MODEL

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

ICP = Internet Content Provider
MOFN = Managed Fiber Optical Network

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Financials and Comparison to Prior Periods

FINANCIAL METRICS (Non-GAAP*)	Q1'23	Q4'23	Q1'24		QoQ CHANGE	YoY CHANGE
Revenue ($M)	$392	$453	$307		-32%	-22%
Gross Margin % *	38.8%	39.6%	36.6%		-300bps	-220bps
Opex ($M) *	$139	$147	$138		-6%	-1%
Operating Margin % *	3.5%	7.2%	-8.4%		-1560bps	-1190bps
Diluted EPS *	$0.02	$0.12	($0.17)		($0.29)	($0.19)

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

Year-over-Year (YoY) Trends

1. REVENUE: SLOWER RELEASE OF BOOK-SHIP, PROJECT PUSHOUTS, TOUGH MACRO BACKDROP
2. GROSS MARGIN: PRIMARILY IMPACTED BY HIGHER MIX OF LOWER-MARGIN LINE SYSTEMS
3. OPEX: TIGHT CONTROL ON SPENDING, FOCUSED INVESTMENTS IN M&S AND R&D
4. OPERATING MARGIN: IMPACTED BY LOWER REVENUE & LOWER GROSS MARGIN

M&S = Marketing & Sales
R&D = Research & Development

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© 2024 Infinera. All rights reserved.
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5 QoQ YoY CHANGE CHANGE Region United States $237.0 $310.6 $164.7 -47% -31% Other Americas $ 20.6 $ 30.8 $ 19.8 -36% -4% Europe, Middle East and Africa $ 93.3 $ 81.0 $ 95.7 18% 3% Asia Pacific $ 41.2 $ 31.1 $ 26.7 -14% -35% Total $392.1 $453.5 $306.9 -32% -22% Channel Direct $262.9 $303.0 $214.3 -29% -18% Indirect $129.2 $150.5 $ 92.6 -38% -28% Total $392.1 $453.5 $306.9 -32% -22% Vertical Tier 1 $ 85.1 $ 97.1 $ 69.9 -28% -18% Other Service Provider $165.5 $169.3 $140.7 -17% -15% ICP $118.8 $173.0 $ 75.5 -56% -36% Cable $ 22.7 $ 14.1 $ 20.8 48% -8% Total $392.1 $453.5 $306.9 -32% -22% Q1’23 Q4'23 Q1’24 Revenue by Region and by Vertical © 2024 Infinera. All rights reserved. GAAP revenue in $ millions; totals may not add up exactly due to rounding. A M E R I C A S : T I M I N G O F P R O J E C T S , D E C L I N E S AT I C P s & M A J O R C S P s 1 E M E A : G E N E R A L S TA B I L I T Y A C R O S S C U S TO M E R V E R T I C A L S2 A PA C : T I M I N G O F P R O J E C T S , D E L AY S & P U S H O U T S AT C S P s3 Year -over -Year (YoY) Trends CSP = Communication Service Provider 4 T I E R 1 : C U STO M E R E XC E S S I N V E N TO R Y D I G EST I O N , P R O J EC T P U S H O U T S

6 Convertible Debt Maturity Schedule © 2024 Infinera. All rights reserved. $19 $200 $474 2024 2025 2026 2027 2028 $ ’s in m ill io n s Convertible 2.125% Senior Notes Due 2024 (conversion price $9.87) Convertible 2.50% Senior Notes Due 2027 (conversion price $7.66) Convertible 3.75% Senior Notes Due 2028 (conversion price $6.80)

7 Strong Multi-Year Record of Financial Progress (1) Non-GAAP metrics. See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation. (2) Revenue CAGR from 2018-2023 is +11% . OPER. MARGIN1 EXPANSION: >1100BPS FROM 2019 LOWS 1ABOVE-MARKET REVENUE GROWTH SIGNIFICANT EPS1 EXPANSION: +$0.81 FROM 2019 LOWS GROSS MARGIN1 EXPANSION: >600BPS FROM 2019 LOWS COHERENT TO THE EDGE ($82) ($6) $30 $69 $87 (6.3%) (0.5%) 2.1% 4.4% 5.4% (7.0%) (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% ($90) ($70) ($50) ($30) ($10) $10 $30 $50 $70 $90 2019 2020 2021 2022 2023 Oper. Profit Oper. Margin (RHS) $ M ill io n s COHERENT TO THE EDGE $1,299 $1,356 $1,425 $1,573 $1,614 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 2019 2020 2021 2022 2023 ’19-’23E CAGR: ~6% 2 $ M ill io n s COHERENT TO THE EDGE ($0.58) ($0.19) ($0.04) $0.12 $0.23 -$0.70 -$0.60 -$0.50 -$0.40 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 2019 2020 2021 2022 2023 33.6% 33.8% 37.6% 37.3% 39.9% 32.0% 34.0% 36.0% 38.0% 40.0% 2019 2020 2021 2022 2023 Gross Margin First full year with Coriant Acquisition (Oct-2018) Impacted by ~400BPS of higher supply chain costs WELL POSITIONED FOR CONTINUED GROWTH & MARGIN EXPANSION © 2024 Infinera. All rights reserved.

8 Optical Networking Industry – Key Drivers © 2024 Infinera. All rights reserved. COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 OPEN LINE SYSTEMS XPONDERS 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI CAGR = Compound Annual Growth Rate Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera RELENTLESS CAPCITY GROWTH ECOSYSTEM DISRUPTION SHIFT TO OPEN COHERENT OPTICAL ENGINES

9 Optical Networking Industry – Key Trends © 2024 Infinera. All rights reserved. THE GAME HAS CHANGED EXPANDED APPLICATION SPACE TIME FOR INNOVATION BECOME PROACTIVE SHANNON & OPTICAL ENGINE DESIGN EXPANDED ROLE OF PLUGGABLES OPTICAL LINE SYSTEM EVOLUTION LEVERAGING AI IN SW AUTOMATION

10 Portfolio Strategy © 2024 Infinera. All rights reserved. S O F T W A R E A U T O M AT I O N3 APP-BASED OPEN AUTOMATION SOFTWARE SUITE S I M P L I F I E D O P E N P L AT F O R M S1 D R I V I N G D O W N C O S T / P O W E R P E R B I T2 ICE-X 100G 400G 800G 1.6T I C E 6 / 7 / 8 800G 1.2T 2.4T AGGREGATION EMBEDDED PLUGGABLE EDGE OLS LH OLSMETRO OLS ICE-D LOW-POWER SCALABLE INTRA-DATA CENTER 1.6T 3.2T EDGE-TO-CORE SOLUTIONS WITH UNIFIED OPERATING SYSTEM GX SERIES - ~50% of 2023 Product Revenue VERTICALLY INTEGRATED PLUGGABLES INDUSTRY-LEADING EMBEDDED ENGINES ICE6/7/8 ICE-X ICE-D N E T W O R K A U T O M A T I O N S U I T E Transcend OpenWave O P E N O P T I C A L T O O L K I T IMPROVED VISIBILITY IN OPEN NETWORKS, INCREASED OPERATONAL EFFICIENCES, FLEXIBILITY

Vertical Integration Building Blocks

PIC to Packaging to Finished Product



SILICON VALLEY
Optical Semiconductor Fab
ALLENTOWN, PA
Advanced Testing & Packaging
OPTICAL
MADE IN THE USA
SEMICONDUCTORS
ADVANCED MODULE PACKAGING
PHOTONIC INTEGRATED CIRCUIT (PIC)
TRANSMIT/RECEIVE OPTICAL SUB-ASSEMBLY (TROSA)
MODULATOR
RX PASSIVE
LASER
PHOTO DETECTORS
OPTICAL AMPLIFIERS
ADVANCED RF PACKAGING
DRIVERS
TIAs
3 CHIPSETS
2 PLUGGABLES
1 SYSTEMS
ICE-D
ICE-X
ICE6/7/8
RETIMED/LPO/LRO
PLUGGABLE MODULES
EMBEDDED MODULES
SWITCH
GX G31
GX G42
INTRA-DC
DATA CENTERS
BROADBAND
METRO
LONG HAUL
SUBMARINE

© 2024 Infinera. All rights reserved.

Infinera

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12 Q2’24 Non-GAAP* Outlook YoY comparisons reference the midpoint of Q2’24 outlook compared to Q2’23 actuals * See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation. ** Q2’24 Revenue outlook, and the corresponding YoY comparison, are on a GAAP basis GROSS MARGIN % 39.5% +/- 150bps +20bps YoY OPERATING MARGIN % (3.5%) +/- 300bps (630)bps YoY $330 Million +/- $20M -12% YoY REVENUE** OPEX $139.5 Million +/- $1.5M +2% YoY EARNINGS PER SHARE ($0.09) +/- $0.04 ($0.09) YoY OUR PRIORITIES INVEST IN MARGIN-ACCRETIVE TECHNOLOGIES CONTINUE TO DRIVE OPERATIONAL EFFICIENCIES ENHANCE SHAREHOLDER VALUE THROUGH GROWTH & PROFITABILITY EXPAND GO-TO-MARKET INVESTMENT TO GROW MARKET SHARE © 2024 Infinera. All rights reserved.

Appendix

14 Diluted (GAAP) Earnings Per Share Reconciliation © 2024 Infinera. All rights reserved. (1) For the three months ended March 30, 2024 and April 1, 2023, there were 1.9 million and 10.4 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (2) For each of the three months ended March 30, 2024, December 30, 2023 and April 1, 2023, there were 26.1 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (3) For the three months ended March 30, 2024, and December 30, 2023, there were no shares excluded from the calculation of diluted net income (loss) per share. For the three months ended April 1, 2023, there were 3.6 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect.

15 Diluted (Non-GAAP) Earnings Per Share Reconciliation (1) For the three months ended March 30, 2024, and April 1, 2023, there were 1.9 million and 10.4 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (2) For each of the three months ended March 30, 2024, and April 1, 2023, there were 26.1 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (3) For the three months ended March 30, 2024, and December 30, 2023, there were no shares excluded from the calculation of diluted net income (loss) per share. © 2024 Infinera. All rights reserved.

16 GAAP to Non-GAAP Reconciliation 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. N O T E S © 2024 Infinera. All rights reserved.

17 EBITDA and Free Cash Flow Reconciliation N O T E S 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2024 Infinera. All rights reserved.

18 GAAP to Non-GAAP Reconciliation – Annual (1/2) 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR ANNUAL AND QUARTERLY EARNINGS RELEASES. N O T E S © 2024 Infinera. All rights reserved.

19 GAAP to Non-GAAP Reconciliation – Annual (2/2) 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR ANNUAL AND QUARTERLY EARNINGS RELEASES. N O T E S © 2024 Infinera. All rights reserved.